____________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 28, 2007 (December 20, 2007)

Date of Report (Date of earliest event reported)

REDDI BRAKE SUPPLY CORPORATION
(Exact name of small business issuer as specified in its charter)

Nevada	0-19620	84-1152135
(State of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

57 West 200 South, Suite 400

Salt Lake City, Utah 84101

(Address of Principal Executive Offices)

(801) 521-3292

Registrant’s Telephone Number, Including Area Code:

____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01

Entry into Material Definitive Agreements.

1.

Subscription Agreements.

On December 21, 2007, Reddi Brake Supply Company entered into subscription agreements with George R. Jarkesy, Jr. and the John Thomas Bridge and Opportunity Fund, LP, under the terms of which Reddi Brake sold a total of 20,000,000 shares of its common stock in exchange for $500,000.  Of the 20,000,000 shares, Mr. Jarkesy purchased 4,000,000 for $100,000 and the John Thomas Bridge and Opportunity Fund, LP purchase 16,000,000 shares for $400,000.  No registration statement was filed in connection with the shares of stock issued pursuant to the terms of these agreements and the certificates representing such shares bear restrictive legends regarding the sale of such shares.  The John Thomas Bridge and Opportunity Fund, LP was a shareholder of Reddi Brake prior to date of these subscription agreements.  Mr. Jarkesy is the managing member of the John Thomas Capital Management Group, LLC which in turn is the general partner of the John Thomas Bridge and Opportunity Fund, LP.

2.

Agreement with Marathon Advisors, LLC.

On December 21, 2007, Reddi Brake Supply Company entered in an agreement with Marathon Advisors LLC under the terms of which Marathon agreed to provide the services of Brian Rodriguez to Reddi Brake.  The parties agreed that under the term of this agreement Mr. Rodriguez would serve as the chief financial officer of Reddi Brake from December 21, 2007 through November 30, 2008.

Under the terms of this agreement, Marathon shall be paid cash consideration of $10,000 per month for services rendered.  In addition, Marathon shall be paid a $20,000 cash bonus payable within 10 days of Reddi Brake receiving at least $2,000,000 cumulative gross proceeds from debt or equity financing, and Marathon shall be paid another $20,000 cash bonus payable within 10 days of Reddi Brake receiving at least $5,000,000 cumulative gross proceeds from debt or equity financings following the date of the agreement.  Under the terms of the agreement Marathon also shall be issued 1,500,000 shares of Reddi Brake’s common stock, with Marathon’s interest in such stock vesting on January 1, 2008.  No registration statement will be filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such shares shall bear restrictive legends regarding the sale of such shares.

In the event that the agreement with Marathon is terminated prior to May 31, 2008 by Marathon, Marathon agrees to return to the Reddi Brake 1/6 of such 1,500,000 shares for each full month from the date of termination to May 31, 2008.

Reddi Brake also agreed to reimburse Marathon for any reasonable, accountable, out-of-pocket expenses incurred by Marathon related to travel to Reddi Brake’s office site or any other expenses incurred related to performing the services provided under the terms of the agreement.

3.

Agreement with Newport Capital Consulting, Inc.

On December 21, 2007, Reddi Brake Supply Company entered into an agreement with Newport Capital Consultants, Inc. under the terms of which Newport Capital agreed to provide broker relations services it provides to its customers, and agreed to aid Reddi Brake in obtaining a listing for its shares on the NADAQ or American Stock Exchange.

In exchange for these services, Reddi Brake agreed to issue 6,000,000 shares of its common stock to Newport Capital.  No registration statement was filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such shares bear restrictive legends regarding the sale of such shares.  Newport Capital was a shareholder of Reddi Brake prior to the December 21, 2007 agreement.

4.

Agreement with Dan Baker.

On December 28, 2007, Reddi Brake Supply Company entered into an employment agreement with it chief operating officer, Dan Baker.  Under the terms of the agreement Mr. Baker agrees to continue to serve as the chief operating officer of Reddi Brake for a three-year term commencing January 1, 2008.   As consideration for Mr. Baker’s services, Reddi Brake agreed to pay Mr. Baker an initial base salary of $156,000 per year and agreed to increase that base salary to $250,000 per year as soon as Reddi Brake’s wholly-owned subsidiary, Hidden Splendor Resources, Inc., emerges from Chapter 11 bankruptcy or six months passes from the date of the agreement, which ever occurs first.  In addition, Reddi Brake agrees to pay Mr. Baker a $100,000 cash bonus payable within 10 days of Reddi Brake receiving at least $2,000,000 cumulative gross proceeds from equity financing, and another $100,000 cash bonus payable within 10 days of Reddi Brake receiving at least $5,000,000 cumulative gross proceeds from equity financings following the date of the agreement.

Under the terms of the agreement with Mr. Baker, Reddi Brake agrees, subject to any and all necessary approvals which may be required in the Chapter 11 bankruptcy proceeding in which Reddi Brake’s wholly-owned subsidiary, Hidden Splendor Resources, Inc., is involved, to convert the debt which Hidden Splendor owes Mr. Baker to common stock of Reddi Brake at a rate mutually agreeable to the parties.  The parties understand that this provision of the agreement is subject to court approval in the bankruptcy action and that the debt in question may not be so converted if approval is not obtained.

Under the terms of the agreement Mr. Baker also shall be issued 4,000,000 shares of Reddi Brake’s common stock, in exchange for his services rendered pursuant to the terms of the contract.  Mr. Baker’s interest in the shares vests on January 1, 2008.  No registration statement will be filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such shares shall bear restrictive legends regarding the sale of such shares.

5.

Agreement with Alexander H. Walker III.

On December 28, 2007, Reddi Brake Supply Company entered into an employment agreement with it chief executive officer, Alexander H. Walker III.  Under the terms of the agreement Mr. Walker agrees to continue to serve as the chief executive officer of Reddi Brake for a three-year term commencing January 1, 2008.   As consideration for Mr. Walker’s services, Reddi Brake agreed to pay Mr. Walker an initial base salary of $150,000 per year and agreed to increase that base salary to $250,000 per year as soon as Reddi Brake’s wholly-owned subsidiary, Hidden Splendor Resources, Inc., emerges from Chapter 11 bankruptcy or six months passes from the date of the agreement, which ever occurs first.  In addition, Reddi Brake agreed to pay Mr. Walker a $20,000 cash bonus payable within 10 days of Reddi Brake receiving at least $2,000,000 cumulative gross proceeds from equity financing, and another $20,000 cash bonus payable within 10 days of Reddi Brake receiving at least $5,000,000 cumulative gross proceeds from equity financings following the date of the agreement.

Under the terms of the agreement on January 1st of the year following each year of the term of the agreement, Mr. Walker also shall be given the option to purchase a number of shares of Reddi Brake’s common stock which is equal to up to 1% of the number of issued and outstanding shares of Reddi Brake as of the day immediately before the date of issuance (December 31st the year of each year of the agreement) for consideration to be mutually agreed upon by Mr. Walker and the company.  The parties contemplate that no registration statement will be filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such shall shares bear restrictive legends regarding the sale of such shares.

Item 3.02

Unregistered Sales of Equity Securities.

On December 21, 2007, Reddi Brake Supply Company sold 4,000,000 shares of its common stock to George R. Jarkesy, Jr. for a total cash consideration of $100,000.  The shares were sold directly to Mr. Jarkesy by the company, no underwriter was involved.  Mr. Jarkesy is an “accredited investor” as that term is generally understood in the securities industry.  No registration statement was filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such shares bear restrictive legends regarding the sale of such shares.  Based on the “accredited investor” status of the shareholder, Reddi Brake relied on the “private transaction” exemption from registration provided in Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares.  The funds used to purchase these shares were received by the company on December 24, 2007 and the respective shares were issued on December 26, 2007.

On December 21, 2007, Reddi Brake Supply Company sold 16,000,000 shares of its common stock to the John Thomas Bridge and Opportunity Fund, LP for a total cash consideration of $400,000.  The shares were sold directly to the Fund by the company, no underwriter was involved.  The Fund is an “accredited investor” as that term is generally understood in the securities industry.  No registration statement was filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such shares bear restrictive legends regarding the sale of such shares.  Based on the “accredited investor” status of the shareholder, Reddi Brake relied on the “private transaction” exemption from registration provided in Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares.  The funds used to purchase these shares were received by the company on December 24, 2007 and the respective shares were issued on December 26, 2007.

On December 21, 2007, Reddi Brake Supply Company agreed to issue 1,500,000 shares of its common stock to Marathon Advisors, LLC for consideration of services to be rendered to the company as described in Item 1.01 above, which description is incorporated into this Item 3.02 herein by this reference.  The shares will be issued directly to Marathon by the company, no underwriter will be involved.  Marathon is an “accredited investor” as that term is generally understood in the securities industry.  No registration statement will be filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such will shares bear restrictive legends regarding the sale of such shares.  Based on the “accredited investor” status of the shareholder, Reddi Brake is relying on the “private transaction” exemption from registration provided in Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares.  These shares shall be and delivered on January 1, 2008.

On December 21, 2007, Reddi Brake Supply Company agreed to issue 6,000,000 shares of its common stock to Newport Capital Consultants, Inc. for consideration of services to be rendered to the company as described in Item 1.01 above, which description is incorporated into this Item 3.02 herein by this reference.  The shares were issued directly to Newport Capital by the company, no underwriter was involved.  Newport Capital is an “accredited investor” as that term is generally understood in the securities industry.  No registration statement was filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such shares bear restrictive legends regarding the sale of such shares.  Based on the “accredited investor” status of the shareholder, Reddi Brake relied on the “private transaction” exemption from registration provided in Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares.  These shares were issued on December 26, 2007.

On December 28, 2007, Reddi Brake Supply Company agreed to issue 4,000,000 shares of its common stock to Dan Baker for consideration of services to be rendered to the company as described in Item 1.01 above, which description is incorporated into this Item 3.02 herein by this reference.  The shares will be issued directly to Mr. Baker by the company, no underwriter will be involved.  Mr. Baker is an “accredited investor” as that term is generally understood in the securities industry.  No registration statement will be filed in connection with the shares of stock issued pursuant to the terms of this agreement and the certificates representing such shares will bear restrictive legends regarding the sale of such shares.  Based on the “accredited investor” status of the shareholder, Reddi Brake is relying on the “private transaction” exemption from registration provided in Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares.   These shares shall be issued on January 1, 2008.

Item 5.01

Changes in Control

To the extent the shares identified in Item 3.02 above represent a change in control of Reddi Brake Supply Company, Reddi Brake supplies the following information:

The person acquiring the control represented by such shares are:  George R. Jarkesy, Jr., the John Thomas Bridge and Opportunity Fund, LP, Marathon Advisors, LLC, Newport Capital Consultants, Inc. and Dan R. Baker.

George R. Jarkesy, Jr., the John Thomas Bridge and Opportunity Fund, LP and Newport Capital Consultants acquired their respective interests in their shares on December 21, 2007.  Such shares were issued on December 26, 2007.  The shares the company agreed to issue to Marathon Advisors, LLC and Mr. Baker shall be issued on January 1, 2008.

The following table lists the percentage ownership of each of the shareholders listed in this Item 5.01 as of January 1, 2008, giving effect to the events reported in this Form 8-K:

		Percent Ownership of the
Name	Shares	Issued and Outstanding

George R. Jarkesy, Jr.	4,000,000	4.3%

The John Thomas Bridge
And Opportunity Fund, LP	16,000,000	17.2%

Marathon Advisors, LLC	1,500,000	1.6%

Newport Capital Consultants, Inc.	6,000,000	6.5%

Dan R. Baker	4,000,000	4.3%

George R. Jarkesy, Jr. paid cash consideration of $100,000 for his 4,000,000 shares.  The John Thomas Bridge and Opportunity Funds paid cash consideration of $400,000 for its 16,000,000 shares.  Marathon Advisors, LLC is rendering services for its 1,500,000 shares.  Newport Capital Consultants is rendering services for its 6,000,000 shares.  Dan Baker is rendering services for his 4,000,000 shares.

After inquiry, Reddi Brake understands the source of the funds used to purchase the above identified shares, were cash was used for such purchase, is the respective shareholder.  That is such funds were owned by such shareholder prior to the purchase.  In the case of a corporation or partnership, Reddi Brake believes that the source of the corporation’s or partnership’s funding is its shareholders or partners, as the case may be.

Item 5.02

Election of Directors, Appointment of Officers, Compensatory Arrangements of

Certain Officers.

On December 20, 2007, Reddi Brake Supply Company’s board of directors appointed George R. Jarkesy, Jr. and Brian Rodriguez directors of the company to serve for a term of one year or until they are duly replaced, resign or die.

Mr. Jarkesy serves as the Managing Member of the General Partner, John Thomas Capital Management Group, LLC. He previously served as the Chief Operating Officer and President of SH Celera Capital Corporation, an internally managed fund. Mr. Jarkesy started his career in the financial industry with Josephthal Lyon and Ross, a New York Stock Exchange member. He's founded and built companies engaged in financial consulting, real estate investments, real estate management, employee leasing, light steel manufacturing, livestock management, oil field services and biotechnology. Individually and through one of his companies, Mr. Jarkesy was a successful strategic investor in two public biotechnology companies (ANX and OPXA). He was a co-founder of PharmaFrontiers Corporation (now Opexa Therapeutics: OPXA), and has had successful investments in VOIP, Internet Security, and Gaming. In 1999, he expanded his investments to China as well as other international markets. Mr. Jarkesy has done consulting for numerous venture capital groups as well as investment banking departments at small to medium sized broker dealers. Jarkesy & Company has been an active participating member of National Investment Bankers Association since 1996. He is the Vice President of the Board of Directors for the Society of St. Vincent DePaul in the Galveston-Houston Archdiocese of the Catholic Church and is also on the Board of the Jarkesy Foundation, Inc.

Mr. Rodriguez serves as President of Marathon Advisors LLC, a professional services firm providing accounting and business development services to micro-cap and small-cap public companies.   He also serves as President and Director for G/O Business Solutions, Inc., a publicly-held professional services company.  From March 2006 to May 2007, Mr. Rodriguez served as Chief Financial Officer for SH Celera Capital Corporation, an internally managed fund.  From October 2004 to March 2006, Mr. Rodriguez served as an accounting and finance consultant for Jefferson Wells, an international professional services firm.  During 2004 and 2005, he also served as a Director and Chairman of the Audit Committee for Opexa Therapeutics (formerly PharmaFrontiers Corporation), a public biotechnology company.  From March 2002 to October 2004, Mr. Rodriguez served as Controller and then Director of Finance for JP Mobile Inc., a privately-held wireless software company based in Dallas, Texas. As a consultant, Mr. Rodriguez has provided services in the areas of internal controls, process design and reengineering, and accounting operations to companies ranging from early stage startups to Fortune 100 enterprises.  Mr. Rodriguez began his career in 1993 in the Business Assurance practice of PricewaterhouseCoopers (formerly Coopers & Lybrand) in Dallas, Texas.  Mr. Rodriguez has been a Certified Public Accountant in the State of Texas since May, 1995.  He holds a B.B.A. from Texas A&M University.

The material compensation terms of Reddi Brake’s agreements with Alexander H. Walker III, Dan Baker and Brian Rodriguez are outlined in Item 1.01 above and such discussion is incorporated herein by this reference.  Also, the company’s agreements with these individuals are attached as Exhibits to this report on Form 8-K.

Item 8.01

Other Events

On December 20, 2007, the board of director approved an amended to the company’s articles of incorporation to change the company’s name from Reddi Brake Supply Company to America West Resources, Inc.  The company acquired shareholder approval for the name via a consent of holders of a majority of the issued and outstanding shares of the company’s stock entitled to vote on such matters, in this case, the company’s common stock.  The company intends to file an information statement regarding this name change on Schedule 14C.

Item 9.01

Exhibits

The numbering in the following list of exhibits tracks the numbers for exhibits identified in Item 601 of Regulation S-B promulgated by the Securities and Exchange Commission.  Not all numbered exhibits under Item 601 are required to be filed in a Form 8-K, and therefore some numbers of exhibits are not included hereunder:

Exhibit No.	Item	Description of Exhibit Supplied
10.1	Material Contract	George R. Jarkesy, Jr. Subscription Agreement
10.2	Material Contract	The John Thomas Bridge and Opportunity Fund, LP Subscription Agreement
10.3	Material Contract	Engagement Agreement with Marathon Advisors, LLC
10.4	Material Contract	Consulting Agreement with Newport Capital Consultants, Inc.
10.5	Material Contract	Employment Agreement with Dan R. Baker
10.6	Material Contract	Employment Agreement with Alexander H. Walker III

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

REDDI BRAKE SUPPLY CORPORATION

Date: December 28, 2007

By: /s/ Alexander H. Walker III

      Alexander H. Walker III,

      President/Chief Executive Officer